                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              TRIAD GUARANTY INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           [TRIAD GUARANTY INC. LOGO]

                              TRIAD GUARANTY INC.
                      101 South Stratford Road, Suite 500
                      Winston-Salem, North Carolina 27104

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 20, 2004

     To the Stockholders of TRIAD GUARANTY INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Triad Guaranty Inc. (the "Company") will be held at the offices of Triad Guaranty Inc., 101 South Stratford Road, Winston-Salem, North Carolina, on Thursday, May 20, 2004, at 2:00 p.m. Eastern Time, for the purpose of considering and acting upon the following matters:

     1. To elect seven directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; and

     2. To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.

     Stockholders of record as of the close of business on April 1, 2004 shall be entitled to notice of and to vote at the meeting. The transfer books will not be closed. For ten days prior to the meeting, a list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, at the offices of the Company, 101 South Stratford Road, Winston-Salem, North Carolina 27104. Stockholders who do not expect to attend the meeting in person are urged to execute and return the accompanying proxy in the envelope enclosed.

                                       By order of the Board of Directors

                                       Earl F. Wall
                                       Secretary

Winston-Salem, North Carolina
April 8, 2004

                                PROXY STATEMENT
                              TRIAD GUARANTY INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 20, 2004

                              GENERAL INFORMATION

     This proxy statement is being furnished to the stockholders of Triad Guaranty Inc., a Delaware corporation (the "Company"), 101 South Stratford Road, Winston-Salem, North Carolina 27104, in connection with the solicitation of proxies by its Board of Directors for use at the annual meeting of stockholders to be held on Thursday, May 20, 2004 and at any adjournments thereof. The approximate date on which this proxy statement and the accompanying proxy are first being sent to stockholders is April 8, 2004.

     The proxy is revocable at any time before it is voted by a subsequently dated proxy, by written notification to the persons named therein as proxies, which may be mailed or delivered to the Company at the above address, or by attendance at the meeting and voting in person. All shares represented by effective proxies will be voted at the meeting and at any adjournments thereof.

     If the enclosed proxy is properly executed and returned in time for voting with a choice specified thereon, the shares represented thereby will be voted as indicated thereon. If no specification is made, the proxy will be voted by the persons named therein as proxies for the election as directors of the nominees named below (or substitutes therefor, if any nominees are unable or refuse to serve), and in their discretion upon such matters not presently known or determined which may properly come before the meeting.

     The Company is a holding company which, through its wholly-owned subsidiary, Triad Guaranty Insurance Corporation ("Triad"), provides private mortgage insurance coverage in the United States to residential mortgage lenders and investors. The Company has one class of stock outstanding, Common Stock, par value $.01 per share ("Common Stock"). On April 1, 2004, 14,472,553 shares of Common Stock were outstanding and entitled to one vote each on all matters to be considered at the meeting. Stockholders of record as of the close of business on April 1, 2004 are entitled to notice of and to vote at the meeting. There are no cumulative voting rights with respect to the election of directors.

     Inspector(s) of election will be appointed to tabulate the number of shares of Common Stock represented at the meeting in person or by proxy, to determine whether or not a quorum is present and to count all votes cast at the meeting. The inspector(s) of election will treat abstentions and broker nonvotes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With respect to the tabulation of votes cast on a specific proposal presented to the stockholders at the meeting, abstentions will be considered as present and entitled to vote with respect to that specific proposal, whereas broker nonvotes will not be considered as present and entitled to vote with respect to that specific proposal.

                       PRINCIPAL HOLDERS OF COMMON STOCK

     The following table shows, with respect to each person who is known to be the beneficial owner of more than 5% of the Common Stock of the Company: (i) the total number of shares of Common Stock beneficially owned as of February 17, 2004; and (ii) the percent of the Common Stock so owned as of that date:

                                                              AMOUNT AND NATURE   PERCENT OF
NAME AND ADDRESS OF                                             OF BENEFICIAL       COMMON
BENEFICIAL OWNER                                                OWNERSHIP(1)        STOCK
-------------------                                           -----------------   ----------
Collateral Investment Corp.(2)(3)(6)........................      2,573,551         17.8%
Collateral Mortgage, Ltd.(4)(5)(7)..........................      2,572,500         17.8%
T. Rowe Price Associates(11)................................      1,417,099          9.8%

     The following table shows with respect to each director of the Company, the executive officers of the Company named in the Executive Compensation Table, and all directors and executive officers as a group, twelve in number: (i) the total number of shares of Common Stock beneficially owned as of February 17, 2004; and
(ii) the percent of the Common Stock so owned as of that date:

                                                              AMOUNT AND NATURE     PERCENT OF
                                                                OF BENEFICIAL         COMMON
NAME OF BENEFICIAL OWNER                                        OWNERSHIP(1)          STOCK
------------------------                                      -----------------     ----------
Glenn T. Austin, Jr. .......................................           160               *
William T. Ratliff, III(8)..................................       208,183(9)(10)      1.4%
Darryl W. Thompson..........................................       307,700(9)          2.1%
David W. Whitehurst.........................................        48,297(9)            *
Robert T. David.............................................        13,112(9)            *
Michael A. F. Roberts.......................................           606(9)            *
Richard S. Swanson..........................................           300               *
Kenneth N. Lard.............................................        16,586(9)            *
Ron D. Kessinger............................................        27,641(9)            *
Kenneth C. Foster...........................................        12,632(9)            *
Earl F. Wall................................................        24,140(9)            *
                                                                   -------             ---
                                                                   659,357
All directors and executive officers as a group (12
  persons)(8)...............................................       671,562             4.6%

---------------

  *  Less than one percent.

 (1) Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

 (2) The business address of Collateral Investment Corp., an insurance holding company ("CIC"), is 1900 Crestwood Boulevard, Birmingham, Alabama 35210-2034.

 (3) Mr. William T. Ratliff, Jr. is a vice president and director of CIC and beneficially owns 24.59% of the outstanding voting capital stock of CIC. Accordingly, Mr. Ratliff, Jr. may be deemed to be the beneficial owner of the shares of Common Stock owned by CIC. The business address of Mr. Ratliff, Jr. is 1900 Crestwood Boulevard, Birmingham, Alabama 35210-2034. Mr. Ratliff, Jr. is the father of Mr. William T. Ratliff, III.

 (4) The business address of Collateral Mortgage, Ltd., a mortgage banking and real estate lending firm ("CML"), is 1900 Crestwood Boulevard, Birmingham, Alabama 35210-2034.

 (5) Collat, Inc. ("Collat") is the general partner of CML and as such may be deemed to be the beneficial owner of the shares of Common Stock owned by CML. Mr. Ratliff, Jr. is vice president and a director of Collat. Mr. Ratliff, Jr. beneficially owns 29.88% of the outstanding limited partnership interests in CML. Accordingly, Mr. Ratliff, Jr. may be deemed to be the beneficial owner of the shares of Common Stock owned by CML. The business address of Collat and Mr. Ratliff, Jr. is 1900 Crestwood Boulevard, Birmingham, Alabama 35210-2034.

 (6) 1,550,000 shares of Common Stock owned by CIC are pledged to secure two bank loans.

 (7) 2,112,500 shares of Common Stock owned by CML are pledged to secure four bank loans.

 (8) Mr. William T. Ratliff, III is president and a director of CIC and beneficially owns 26.8% of the outstanding voting capital stock of CIC. Mr. Ratliff, III beneficially owns 7.79% of the outstanding limited partnership interests in CML. Mr. Ratliff, III is also president and a director of Collat, the general partner of CML, and beneficially owns 50.2% of the outstanding voting capital stock of Collat. Accordingly, Mr. Ratliff, III may be deemed to be the beneficial owner of the shares of Common Stock owned by CIC and CML. The business address of Mr. Ratliff, III is 1900 Crestwood Boulevard, Birmingham, Alabama 35210-2034. Mr. Ratliff, III is the son of Mr. Ratliff, Jr. No other director or executive officer of the Company beneficially owns any capital stock of CIC or partnership interests in CML.

 (9) Includes shares of Common Stock which could be acquired through the exercise of stock options as follows: Mr. Ratliff, III, 128,291 shares; Mr. Thompson, 277,407 shares; Mr. Whitehurst, 34,307 shares; Mr. David, 6,812 shares; Mr. Roberts, 306 shares; Mr. Lard, 6,667 shares; Mr. Kessinger, 7,109 shares; Mr. Foster, 10,292 shares; Mr. Wall, 21,115 shares; all directors and executive officers as a group, 499,460 shares.

(10) Includes 1,500 shares owned by Mr. Ratliff's wife and 5,900 shares owned by his minor children.

(11) Number of shares reported on Schedule 13G filed by T. Rowe Price Associates, Inc. ("Price") with the Securities and Exchange Commission on February 12, 2004. Price has sole voting power with respect to 600,999 shares and sole dispositive power with respect to all 1,417,099 shares. The business address of Price is 100 E. Pratt Street, Baltimore, Maryland 21202-1099.

                             ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS

     At the meeting, seven directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are presently directors of the Company.

     The affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy at the annual meeting is required to elect directors. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the election of such nominees. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees. However, the Company now knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.

     The following persons are nominees for election as directors of the
Company:

     WILLIAM T. RATLIFF, III  Age -- 50  Director since -- 1993

        Mr. Ratliff has been the Chairman of the Board of the Company since 1993. Mr. Ratliff has also been Chairman of the Board of Triad since 1989, President of Collateral Investment Corp. ("CIC"), an insurance holding company, since 1990 and was President and General Partner of Collateral Mortgage, Ltd. ("CML"), a mortgage banking and real estate lending firm, from 1987 to 1995. Mr. Ratliff has also been President of Collat, Inc. since 1995 and a director since 1989. Collat, Inc. is the general partner of CML. Mr. Ratliff has been Chairman of New South Federal Savings Bank ("New South") since 1986 and President and a director of New South Bancshares, Inc., New South's parent company, since 1995. From March 1994 until December 1996, Mr. Ratliff served as President of Southwide Life Insurance Corp., of which he had been Executive Vice President since 1983. Mr. Ratliff joined CML in 1981 after completing his doctoral degree with a study of planning processes in an insurance company. Previously, he trained and worked as an educator, counselor and organizational consultant.

     DARRYL W. THOMPSON  Age -- 63  Director since -- 1993

        Mr. Thompson has been President and Chief Executive Officer of the Company since 1993. Mr. Thompson has also been President, Chief Executive Officer and a Director of Triad since its inception in 1987. From 1986 to 1989, Mr. Thompson also served as President and Chief Executive Officer of Triad Life Insurance Company, which sold mortgage insurance products. From 1976 to 1985, Mr. Thompson served as Senior Vice President/Southeast Division Manager of Mortgage Guaranty Insurance Corporation. Mr. Thompson joined Mortgage Guaranty Insurance Corporation in 1972.

     GLENN T. AUSTIN, JR.,  Age -- 55  Director since -- 2003

        Mr. Austin retired in 2003 as Senior Vice President of the Southeastern Regional Office of Fannie Mae after a twenty-one year career with Fannie Mae. Prior to joining Fannie Mae, Mr. Austin was Senior Vice President of Field Operations for PMI Mortgage Insurance Company. Mr. Austin currently serves on the board of directors of HomeBanc Mortgage Corporation. He is also on the Executive Committee of the Consumer Credit Counseling Service of Metropolitan Atlanta where he chairs the Development Committee.

     DAVID W. WHITEHURST  Age -- 54  Director since -- 1993

        Mr. Whitehurst is the owner of DW Investments, LLC, a real estate and investment holding company. Mr. Whitehurst was Executive Vice President, Chief Financial Officer and Treasurer of the Company from 1993 until 1999, and served as Secretary of the Company from 1993 until 1996. Mr. Whitehurst has also been a Director of Triad since 1989 and was a Vice President from 1989 until 1999. He was Executive Vice President and Chief Operating Officer of CIC from 1995 until 2000 and was Chief Financial Officer of CIC until 2002. He was a director of New South from 1989 to 2001. Mr. Whitehurst was President, Treasurer and a Director of Southland National Insurance Corp. and its subsidiaries from 1997 until July 2000. Mr. Whitehurst is a certified public accountant.

     ROBERT T. DAVID  Age -- 65  Director since -- 1993

        Mr. David is President and Chief Executive Officer of Integrated Photonics, Inc., a manufacturer of laser optic instruments. From 1995 until 1996, Mr. David was the Garrett Professor of Business Administration at Berry College in Rome, Georgia. From 1988 through 1994, Mr. David was Vice President and Dean of the Samford University School of Business.

     MICHAEL A. F. ROBERTS  Age -- 62  Director since -- 2002

        Mr. Roberts was an Advisory Managing Director of Salomon Smith Barney from 1999 to 2002. Prior to that he had been Head of the firm's Insurance Investment Banking Group since the formation of Salomon Smith Barney in 1997. During the period 1987 to 1997 he was the Founder and Head of Smith Barney's Insurance Investment Banking Group. From 1982 to 1987 he was the Chief Administrative Officer of Smith Barney's Investment Banking Department. In 1977 he formed Smith Barney's West Coast Investment Banking Group headquartered in San Francisco which he headed until 1982. He joined the firm in 1969 and served as a Managing Director (or its equivalent) from 1973 until 2002.

     RICHARD S. SWANSON  Age -- 54  Director since -- 2003

        Mr. Swanson retired in 2003 as Chairman of Home Street Bank, a regional savings bank and mortgage company headquartered in Seattle, Washington. He served as President and CEO of Home Street Bank from 1990 through 2001, and as its Executive Vice President and General Counsel from 1988 through 1989. Previously, Mr. Swanson was an attorney in private practice specializing in corporate and real estate finance. Mr. Swanson has served as a director and Vice Chair of the Federal Home Loan Bank of Seattle, and currently serves as Chair of the Washington State Tobacco Settlement Authority.

THE BOARD OF DIRECTORS

     The business and affairs of the Company are managed under the direction of the Board of Directors. The Board of Directors has determined that all the Company's directors, with the exception of Messrs. Ratliff, Thompson and Whitehurst, are independent under the recently revised rules of the National Association of Securities Dealers relating to the listing requirements for inclusion in the Nasdaq Stock Market (the "Nasdaq rules"). During 2003, the Board of Directors met ten times. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the committees on which he served.

BOARD COMMITTEES

     The Board of Directors has five standing committees: the Executive Committee, the Audit Committee, the Corporate Governance and Compensation Committee, the Finance and Investment Committee and the Nominating Committee.

     The Executive Committee is empowered to exercise the authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors, except as such authority may be limited by the provisions of the General Corporation Law of the State of Delaware. The Executive Committee, which is composed of Messrs. Ratliff (Chairman), Thompson and Whitehurst, did not act during 2003.

     The Audit Committee appoints the independent auditors for the following year. The Audit Committee also reviews the scope of the annual audit, the annual and quarterly financial statements of the Company and the auditor's report thereon and the auditor's comments relative to the adequacy of the Company's system of internal controls and accounting systems. The Audit Committee, which is composed of Messrs. Swanson (Chairman), Austin and Whitehurst, met 14 times in 2003.

     The Board of Directors has determined that each of Mr. Swanson and Mr. Whitehurst is an "audit committee financial expert" as defined in the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations of the Securities and Exchange Commission. The Board has also determined that all of the members of the Audit Committee (i) are independent under Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, (ii) have not participated in the preparation of the financial statements of the Company or any current subsidiary during the past three years, and (iii) are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, the Board has determined that Messrs. Austin and Swanson are independent under the Nasdaq rules. The third member, Mr. Whitehurst, is not independent under the Nasdaq rules because he received compensation from the Company and its affiliates in excess of $60,000 during fiscal year 2002. The Nasdaq rules permit the Company to appoint one non-independent director to the Audit Committee to serve for up to two years if the Company's Board, under exceptional and limited circumstances, determines that membership on the Committee by a non-independent director is required by the best interests of the Company and its stockholders. The Board believes that Mr. Whitehurst's extensive background in financial, business, accounting and financial oversight matters allows him to provide valuable advice and counsel to the Audit Committee. The Board therefore has determined that Mr. Whitehurst's service on the Audit Committee is in the best interests of the Company and its stockholders.

     The Compensation Committee has historically made recommendations regarding salaries and other compensation for the Company's officers, including bonuses, grants of stock options and other incentive programs, and has also administered the Company's 1993 Long-Term Stock Incentive Plan. In 2003, this committee was reconstituted as the Corporate Governance and Compensation Committee (hereinafter, the "Compensation Committee"). In addition to continuing its functions regarding executive compensation, this committee also makes recommendations to the Board regarding corporate governance matters. The Compensation Committee, which is composed of Messrs. Roberts (Chairman) Austin, David and Swanson, met six times in 2003. Each member of the Compensation Committee is independent under the Nasdaq rules.

     The Finance and Investment Committee was formed in 2003 to review the capital structure needs of the Company as well as the Company's investment policies. The Finance and Investment Committee, which is composed of Messrs. David (Chairman), Roberts and Whitehurst, met twice in 2003.

     The Nominating Committee was formed in 2004 to oversee director nominations. The Nominating Committee's role is to identify and recommend the slate of director nominees for election to the Company's Board of

Directors, identify and recommend candidates to fill vacancies occurring between annual stockholder meetings, and identify and recommend Board members for service on committees of the Board. The Nominating Committee is composed of Messrs. Roberts (Chairman), Austin, David and Swanson. Each member of the Nominating Committee is independent under the Nasdaq rules.

     - Operation of the Nominating Committee. The Nominating Committee acts pursuant to a written charter adopted by the Board, which is available at the Company's website at: http://www.triadguaranty.com. Nominations for director submitted to the Committee by stockholders, other directors or management are evaluated according to the nominee's knowledge, experience and background. While the Nominating Committee does not have any specific minimum qualifications for director candidates, the Committee may take into consideration such factors and criteria as it deems appropriate in evaluating a candidate, including his or her judgment, skill, integrity, diversity and business or other experience.

     - The process for identifying and evaluating candidates. The Nominating Committee is responsible for identifying and evaluating candidates for Board membership and selecting or recommending to the Board nominees to stand for election. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other persons. The Nominating Committee Charter provides that the Nominating Committee will consider candidates recommended by stockholders or other members of the Board or by management. The Nominating Committee evaluates all candidates selected for consideration, including incumbent directors, based on the same criteria as described above. All candidates who, after evaluation, are then recommended by the Nominating Committee and approved by the Board, are included in the Company's recommended slate of director nominees in its proxy statement.

     - General Nomination Right of all Stockholders. The Company's Certificate of Incorporation establishes procedures, including advance notice procedures, with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In general, notice must be received by the Company at its principal executive offices not less than 60 days nor more than 90 days prior to meetings of stockholders of the Company. Such notice must set forth all information with respect to each such nominee as required by the federal proxy rules. Such notice must be accompanied by a signed statement of such nominee consenting to be a nominee and a director, if elected.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

GENERAL

     The purpose of the Company's executive compensation program is to enable the Company to attract, retain and motivate qualified executives to insure the long-term success of the Company and its business strategies.

     The Company's overall executive compensation philosophy is as follows:

     - to attract, retain and motivate qualified executive talent critical for the long-term success of the Company;

     - to reinforce strategic performance objectives through the use of incentive compensation programs; and

     - to create a mutuality of interest between executive officers and the stockholders through compensation structures that align compensation with the rewards and risks of strategic decision making.

     The objectives of the Compensation Committee with regard to executive compensation include linking compensation to improving return on equity using economic value added ("EVA") concepts. (EVA is a registered trademark of Stern Stewart & Co.) Accordingly, the Compensation Committee has developed certain models for measuring EVA and determining the portion of that value which will be available for incentive compensation awards. These concepts were incorporated in a set of program guidelines (the "EVA Program") approved by the Board of Directors.

     Under the EVA Program, it is expected that the Company will provide a return to stockholders based on the estimated current cost of capital and market risk associated with an investment in the Company's business. To the extent the Company provides a rate of return in excess of this "cost of capital," there has been economic value added to the Company and a discretionary bonus pool based on a portion of the EVA is established to provide incentive compensation to senior management. Awards of amounts in the bonus pool to individual participants are based on the individual's contribution to the Company during the year as determined by the Committee after considering recommendations of the Chairman and the President and an evaluation of expected operating results in the future. The amounts allocated to the bonus pool for the current year are based upon calculations under the EVA Program in each of the prior three years and the current year. Awards under this program are made in the form of cash bonuses and equity grants within guidelines established under the EVA Program.

     In establishing the EVA Program, it is the Committee's objective that incentive compensation (cash and equity awards) be a more significant component in the total executive compensation package. The Committee believes this approach will create a stronger mutuality of interests between the Company's executive officers and stockholders by requiring the executive officers to share in the Company's operating results and stock market performance. Under the EVA Program, incentive compensation awards in the future could be significantly greater or less than awards made in 2003 and prior years. All of the Company's executive officers currently participate in the EVA Program.

     The Company, through its wholly-owned subsidiary, Triad, has employment agreements described elsewhere in this proxy statement with Messrs. Thompson, Kessinger, Lard, Foster and Wall. These agreements are intended to secure for the Company the continued services of the officers and provide them appropriate incentives for maximum effort on behalf of the Company. Salary levels established under the employment agreements are subject to annual review. The Company also maintains the 1993 Long-Term Stock Incentive Plan (the "Stock Incentive Plan" or "Plan") under which grants of restricted Common Stock and options to purchase stock have been made as described elsewhere in this proxy statement.

     The compensation of each of the executive officers of the Company is composed of base compensation and incentive compensation (Mr. Ratliff is eligible to receive incentive compensation as discussed below). The 2003 compensation of the Company's Chief Executive Officer, Mr. Thompson, was subject to the same policies as are applicable to all other executive officers of the Company. All executive compensation awards for 2003 were determined by the Compensation Committee.

     Mr. Ratliff is employed by Collat and does not receive a separate salary from the Company for his services to the Company. Triad is party to an Administrative Services Agreement with CIC and New South described elsewhere herein. The services of Mr. Ratliff to the Company are included in charges to the Company under the Administrative Services Agreement. Mr. Ratliff is also eligible to receive incentive compensation based upon the Compensation Committee's evaluation of his contributions to the Company. See "Directors' Compensation."

     Overall executive compensation levels for 2003 were slightly lower than for 2002. Under the terms of the Company's long-term incentive plan, overall cash bonuses and equity awards to the executive officers were also slightly lower in 2003 than in 2002.

     Section 162(m) under the Internal Revenue Code (the "Code") adopted in 1993 limits the deductibility for federal income tax purposes of certain compensation paid to top executives of publicly held corporations. Certain types of compensation may be excluded from the limitations under Section 162(m). The Compensation Committee believes that the tax aspects of executive compensation awards are one of several important considerations and it will continue to review the applicability of the Code limitations to its executive compensation programs. However, the Committee intends to maintain the flexibility to take any actions which it deems to be in the interests of the Company and its stockholders.

     Policies relative to each of the elements of compensation of the executive officers are discussed below.

BASE COMPENSATION

     The Committee's approach to base compensation is to offer competitive salaries, consistent with its objective that base salaries be a smaller component in the total executive compensation package. Those executive officers covered by employment agreements receive base salaries under those agreements, subject to annual review, and are eligible for incentive compensation awards as well.

     The Committee makes salary decisions in an annual review with input from the Chief Executive Officer. In the case of Mr. Thompson, the Committee is guided by the recommendation of the Chairman of the Board. The Committee's review considers the decision-making responsibilities of each position and the experience, work performance, and overall contribution of the executive officer to the Company in relationship to overall Company performance. In general, the salary decisions are subjective with no quantitative measures utilized. In establishing the 2003 salaries of the Company's executive officers, the Compensation Committee considered the responsibilities, experience and performance of the individual in relationship to the Company's growth and financial results. The Committee also took into account the compensation of executives at comparable companies (companies within the private mortgage insurance industry as well as those outside the industry). The 2003 average base salaries of the executive officers named in the Executive Compensation Table increased by approximately 4% in 2003.

INCENTIVE COMPENSATION

     The Company's incentive compensation awards for 2003 were based on the guidelines established by the Compensation Committee under the EVA Program. Awards granted under the EVA Program consist of a maximum of 50% in cash to the Chairman, the President or an Executive Vice President and a maximum of 65% in cash to a Senior Vice President or Vice President, or such lesser cash percentages as may be determined by the Committee. The balance of the awards are made in the form of equity grants under the Company's Stock Incentive Plan.

     Total incentive compensation for each executive under the EVA Program is determined by the Compensation Committee. The Compensation Committee determines the individuals to whom the awards are granted, the type and amount of awards to be granted, the timing of grants and the terms, conditions and provisions of awards to be granted, and the restrictions related thereto. In making those awards, the Committee considers the recommendations of the Company's Chairman and President, the responsibilities of each individual, and his past performance and contributions to the Company and anticipated future contributions to the Company, in relationship to the Company's overall performance. The 2003 average incentive compensation of the executive officers which appear in the Executive Compensation Table decreased by approximately 5% in 2003.

CASH AWARDS

     The average cash bonus awarded to the executive officers named in the Executive Compensation Table was 137% of their base salaries in 2002 and 125% in 2003. Awards for 2003 were made consistent with the guidelines established under the EVA Program.

EQUITY AWARDS

     Pursuant to the Company's Stock Incentive Plan, certain directors, officers and key employees of the Company are eligible to receive long-term incentives in a variety of forms including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, phantom stock and other stock-based awards. The purpose of the Stock Incentive Plan is to enable the Company to attract and retain the best available directors, executive personnel and other key employees in order to provide for the Company's long-term growth and business success. The Compensation Committee believes that the grant of awards whose value is related to the value of the Company's Common Stock aligns the interests of the Company's directors, executive officers and key employees with its stockholders.

     For 2003, all awards to the executive officers under the Stock Incentive Plan represented the equity portion of the overall incentive compensation award for such individual. The Committee considered grants under the Plan in the form of shares of restricted stock valued at the market price of the Company's Common Stock on the date of grant or in the form of ten-year stock options exercisable at either the market price on the date of grant or 130 percent of that price. The Committee utilized a Black-Scholes pricing model and applied a discount for non-transferability of options and deferred vesting to determine the number of "at the market options" or "premium priced options" which would be awarded relative to shares of restricted stock. For 2003, the awards to all of the executive officers were made in the form of shares of restricted stock. These awards are summarized in footnotes to the Executive Compensation Table elsewhere herein.

     The salary and incentive compensation, including cash and equity amounts, paid by the Company to its Chief Executive officer and the other four most highly compensated executive officers of the Company in 2003 is set forth in the tables that follow this report. The Compensation Committee believes that the executive officers of the Company are dedicated to increasing profitability and stockholder value and that the compensation policies that the Board and the Compensation Committee have established and administer contribute to this focus.

                                         COMPENSATION COMMITTEE
                                         Michael A. F. Roberts, Chairman
                                         Glenn T. Austin, Jr.
                                         Robert T. David
                                         Richard S. Swanson

     The foregoing Report of the Board of Directors on Executive Compensation shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

EXECUTIVE COMPENSATION TABLE

     The following table sets forth certain information regarding the compensation paid or accrued by the Company to or for the account of the Chief Executive Officer and the other four most highly compensated executive officers of the Company during each of the Company's fiscal years ended December 31, 2003, 2002 and 2001:

                                                              LONG TERM COMPENSATION AWARDS(2)
                                                          -----------------------------------------
                                  ANNUAL COMPENSATION                                SECURITIES        ALL OTHER
NAME AND                        -----------------------     RESTRICTED STOCK         UNDERLYING       COMPENSATION
PRINCIPAL POSITION              SALARY($)   BONUS($)(1)   AWARDS($)(3)(4)(5)(6)   OPTIONS(#)(7)(8)       ($)(9)
------------------              ---------   -----------   ---------------------   -----------------   ------------
Darryl W. Thompson.....  2003   $253,000     $366,500           $366,692                                 $7,000
  Chief Executive        2002    244,000      400,000            400,151                                  5,500
  Officer                2001    232,183      379,500            379,894                                  5,250
Ron D. Kessinger.......  2003    193,000      250,000            250,895                                  6,000
  Executive Vice         2002    185,400      306,000            306,583                                  5,500
  President
  and Chief Financial    2001    180,000      285,000            285,118                                  5,250
  Officer
Kenneth N. Lard........  2003    182,000      182,000            182,274                                  6,000
  Executive Vice         2002    175,000      178,580                                  10,000             5,550
  President              2001    168,000      142,450                                                     5,250
Kenneth C. Foster......  2003    150,000      135,200             72,910                                  6,000
  Senior Vice President  2002    143,750       97,500                                  11,880             5,550
  Risk Management        2001     78,750       74,588             40,572               12,000             5,250
Earl F. Wall...........  2003    144,000      218,400            117,942                                  6,000
  Senior Vice            2002    138,000      230,100            124,093                                  5,550
  President,
  Secretary and General  2001    120,750      215,800                                   8,840             5,250
  Counsel

---------------

(1) The Company maintains an executive bonus program pursuant to which cash bonuses may be awarded annually to officers and other key employees of the Company as a part of overall incentive compensation awards.

(2) Number of shares of Common Stock subject to options, or awards of restricted stock, granted during or with respect to the year indicated under the Company's Stock Incentive Plan. See "Report of the Corporate Governance and Compensation Committee of the Board -- Incentive Compensation."

(3) As part of its 2003 incentive compensation awards, the Company in February 2004 granted 6,840 shares of restricted stock to Mr. Thompson; 4,680 shares of restricted stock to Mr. Kessinger; 3,400 shares of restricted stock to Mr. Lard; 1,360 shares of restricted stock to Mr. Foster; and 2,200 shares of restricted stock to Mr. Wall under the Company's Stock Incentive Plan. The value of shares of restricted stock is based upon the closing price of the Company's Common Stock on the date of grant ($53.61). One-third of the restricted shares will be vested and transferable on January 1, 2005, another third will be vested and transferable on January 1, 2006, and on January 1, 2007 all of the restricted shares will be vested and transferable. Holders of restricted stock are entitled to receive dividends or other distributions with respect to such shares during the period of restriction. The restricted stock awards become immediately vested and transferable in the event of a change of control of the Company.

(4) As a part of its 2001 incentive compensation awards, the Company in January 2002 granted 9,620 shares of restricted stock to Mr. Thompson and 7,220 shares of restricted stock to Mr. Kessinger under the Company's

    Stock Incentive Plan. The Company also granted 980 shares of restricted stock to Mr. Foster in March 2002 under the Plan. The value of shares of restricted stock is based upon the closing price of the Company's Common Stock on the date of grant (January -- $39.49; March -- $41.40). One-third of the restricted shares became vested and transferable on January 1, 2003, another third became vested and transferable on January 1, 2004, and on January 1, 2005 all of the restricted shares will be vested and transferable. Holders of restricted stock are entitled to receive dividends or other distributions with respect to such shares during the period of restriction. The restricted stock awards become immediately vested and transferable in the event of a change of control of the Company.

(5) As part of its 2002 incentive compensation awards, the Company in February 2003 granted 12,060 shares of restricted stock to Mr. Thompson; 9,240 shares of restricted stock to Mr. Kessinger; and 3,740 shares of restricted stock to Mr. Wall. The value of shares of restricted stock is based upon the closing price of the Company's Common Stock on the date of grant ($33.18). One-third of the restricted shares granted became vested and transferable on January 1, 2004, another third will be vested and transferable on January 1, 2005, and on January 1, 2006 all of the restricted shares will be vested and transferable. Holders of restricted stock are entitled to receive dividends or other distributions with respect to such shares during the period of restriction. The restricted stock awards become immediately vested and transferable in the event of a change of control of the Company.

(6) The aggregate restricted stock holdings as of December 31, 2003 were as follows: 18,474 shares valued at $929,981 for Mr. Thompson; 15,171 shares valued at $763,708 for Mr. Kessinger; 654 shares valued at $32,922 for Mr. Foster; and 3,740 shares valued at $188,272 for Mr. Wall. The foregoing values were calculated based upon the closing price of the Company's stock at December 31, 2003 ($50.34).

(7) As a part of its 2002 incentive compensation awards, the Company in February 2003 granted stock options to Mr. Lard and Mr. Foster to purchase 10,000 shares and 7,500 shares respectively, of Common Stock under the Company's Stock Incentive Plan at the exercise price of $33.18 per share. One-third of the options granted became vested and exercisable on December 31, 2003, another third will be vested and exercisable on December 31, 2004, and on December 31, 2005 all of the options granted will be vested and exercisable. All options will become immediately vested and exercisable in the event of a change of control of the Company. The exercise price of $33.18 was the closing market price of the Company's Common Stock on the date of grant. Mr. Foster was granted an additional 4,380 shares in March 2003 at the exercise price of $36.00 per share with the same vesting schedule.

(8) As a part of its 2001 incentive compensation awards, the Company in January 2002 granted stock options to purchase 8,840 shares of Common Stock at the exercise price of $39.49 per share to Mr. Wall. One-third of the options granted became vested and exercisable on December 31, 2002, another third became vested and exercisable on December 31, 2003, and on December 31, 2004 all of the options granted will be vested and exercisable. All options will become immediately vested and exercisable in the event of a change of control of the Company. The exercise price of $39.49 was the closing market price of the Company's Common Stock on the date of grant. Mr. Foster was granted stock options to purchase 5,000 shares of Common Stock at the exercise price of $47.60 in May 2002. One-third of the options granted became vested and exercisable on May 15, 2003, another third will be vested and exercisable on May 15, 2004, and on May 15, 2005 all of the options granted will be vested and exercisable. Mr. Foster was also granted options to purchase 7,000 shares of Common Stock in May 2001 at $34.80. One-third of the options granted became vested and exercisable on May 9, 2002, another third became vested and exercisable on May 9, 2003, and on May 9, 2004 all of the options granted will be vested and exercisable.

(9) Matching contributions made by the Company pursuant to its 401(k) Profit Sharing Retirement Plan.

EMPLOYEE STOCK OPTIONS

     Option Grants. The following table sets forth certain information regarding options to purchase shares of Common Stock granted to the executive officers of the Company named in the Executive Compensation Table during the Company's 2003 fiscal year:

                                             INDIVIDUAL GRANTS
                       -------------------------------------------------------------   POTENTIAL REALIZABLE VALUE
                          NUMBER OF       % OF TOTAL                                   AT ASSUMED ANNUAL RATES OF
                         SECURITIES        OPTIONS                                      STOCK PRICE APPRECIATION
                         UNDERLYING       GRANTED TO    EXERCISE                           FOR OPTION TERM(3)
                       OPTIONS GRANTED   EMPLOYEES IN     PRICE                        ---------------------------
NAME                       (#)(1)        FISCAL YEAR    ($/SH)(2)   EXPIRATION DATE       5%($)          10%($)
----                   ---------------   ------------   ---------   ----------------   -----------     -----------
Kenneth N. Lard......      10,000           13.61%       $33.18     February 5, 2013    $208,659        $528,787
Kenneth C. Foster....       7,500           10.20         33.18     February 5, 2013     156,495         396,590
Kenneth C. Foster....       4,380            5.96         36.00       March 20, 2013      99,163         251,301

---------------

(1) All options granted under the Company's Stock Incentive Plan are nonqualified stock options. The options were granted in January and March 2003. One third of the options granted became vested and exercisable on December 31, 2003, one-third will be vested and exercisable on December 31, 2004, and one-third will be vested and exercisable on December 31, 2005. All options will become immediately vested and exercisable in the event of a change of control of the Company.

(2) The option exercise prices of $33.18 and $36.00 were the closing market prices of the Company's Common Stock on the dates of grant.

(3) The assumed annual rates of appreciation of 5% and 10% would result in the price of the Company's Common Stock increasing over such ten-year periods to $54.04 and $86.06, respectively (based on the grant date price of $33.18) and $58.64 and $93.37, respectively (based on the grant date price of $36.00).

     Option Exercises. The following table sets forth certain information regarding options to purchase shares of Common Stock exercised during the Company's 2003 fiscal year and the number and value of unexercised options to purchase shares of Common Stock held at the end of the Company's 2003 fiscal year by the executive officers of the Company named in the Executive Compensation Table:

                                                                 NUMBER OF SECURITIES
                                                                UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                                   OPTIONS AT FISCAL        IN-THE-MONEY OPTIONS AT
                                   NUMBER OF                          YEAR END(#)           FISCAL YEAR END ($)(1)
                                SHARES ACQUIRED     VALUE      -------------------------   -------------------------
NAME                              ON EXERCISE      REALIZED    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                            ---------------   ----------   -------------------------   -------------------------
Darryl W. Thompson............      50,550        $2,070,912        277,407/     0            $6,506,238/     $0
Ron D. Kessinger..............      18,033           241,536          7,109/     0                72,660/      0
Kenneth N. Lard...............       7,583            82,562          6,667/ 6,667               125,078/114,479
Kenneth C. Foster.............           0                 0         10,292/13,588               141,016/173,219
Earl F. Wall..................      10,175           154,346         18,168/ 2,947               155,211/ 32,004

---------------

(1) Value of unexercised options is equal to the difference between the fair market value per share of Common Stock at December 31, 2003 and the option exercise price per share multiplied by the number of shares subject to options.

EQUITY COMPENSATION PLAN INFORMATION

                                                NUMBER OF SECURITIES                          NUMBER OF SECURITIES
                                                    TO BE ISSUED         WEIGHTED-AVERAGE     REMAINING AVAILABLE
                                                  UPON EXERCISE OF      EXERCISE PRICE OF     FOR FUTURE ISSUANCE
                                                OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,       UNDER EQUITY
PLAN CATEGORY                                   WARRANTS AND RIGHTS    WARRANTS AND RIGHTS     COMPENSATION PLANS
-------------                                   --------------------   --------------------   --------------------
Equity compensation plans approved by security
  holders.....................................        758,710                 $29.58                398,648
Equity compensation plans not approved by
  security holders............................              0                      0                      0
Total.........................................        758,710                 $29.58                398,648

EMPLOYMENT AGREEMENTS

     In October 1993, the Company, through its wholly-owned subsidiary Triad, entered into employment agreements with Messrs. Thompson and Kessinger. These agreements had initial terms of two years and upon expiration extend automatically for successive one-year terms unless terminated by either party. Similar agreements were entered into with Mr. Lard in January 1997 and with Messrs. Wall and Foster in May 2002. Base annual salary for 2004 under the agreements is as follows: Mr. Thompson, $275,000; Mr. Kessinger, $193,000; Mr. Wall, $150,000; Mr. Foster, $160,000 and Mr. Lard, $190,000. The agreements are terminable by Triad in the event of the death of the employee, absence over a period of time due to incapacity, a material breach of duties and obligations under the agreement or other serious misconduct. The agreements also are terminable by Triad without cause; provided, however, that in such event, the executive is entitled to a cash amount equal, in the case of Messrs. Thompson, Kessinger, Foster and Wall, to 200% of the total base annual salary paid to such executive during the two previous calendar years and, in the case of Mr. Lard, the total base annual salary and cash bonuses paid to such executive during the previous two calendar years.

     The employment agreements provide that in the event of a change of control of the Company (as defined in the agreements) and the termination of the executive's employment by the executive as a result of his relocation or certain specified adverse changes in his employment status or compensation, the executive is entitled to a cash amount equal, in the case of Messrs. Thompson, Kessinger, Foster and Wall, to 200% of the total base annual salary paid to such executive during the two previous calendar years and, in the case of Mr. Lard, the total base annual salary and cash bonuses paid to such executive during the previous two calendar years.

     The employment agreements contain certain noncompetition provisions restricting each executive from competing with the business of Triad for a period of two years following termination of his employment.

DIRECTORS' COMPENSATION

     Directors who are employees of the Company or any of its subsidiaries or affiliates do not receive any compensation for serving as directors of the Company. For 2003, directors who were not employees of the Company or any of its subsidiaries or affiliates received an annual retainer of $40,000 of which at least 25% must be paid in the form of restricted shares of Common Stock or options to purchase shares of Common Stock. All directors are reimbursed for expenses incurred in attending board meetings.

     Mr. Ratliff is eligible to receive incentive compensation based upon the Compensation Committee's evaluation of his contributions to the Company. For 2003, Mr. Ratliff was awarded a cash bonus in the amount of $120,000 and 2,240 shares of restricted stock.(1)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Austin, David, Roberts and Swanson served on the Compensation Committee during fiscal year 2003. No member of the Compensation Committee is or was formerly an officer or employee of the Company or any of its subsidiaries.

CERTAIN TRANSACTIONS

     The Company engaged in certain transactions with CIC, CML and their affiliate New South Federal Savings Bank during 2003 including those described below. CIC and CML each own 17.8% of the Common Stock of the Company. Mr. Ratliff, Chairman of the Board of the Company, is also President of CIC, former President and former General Partner of CML, and Chairman of the Board of New South. All transactions between the Company and CIC, CML or New South were on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

     Investment Advisory Agreement. Triad is a party to an investment advisory agreement with CML under which CML provides investment advice and services to Triad and assists Triad in executing purchases and sales of investments. Under the investment advisory agreement, Triad pays CML a quarterly fee based upon the value of assets under supervision. During 2003, Triad incurred fees of $453,713 pursuant to the investment advisory agreement.

     Administrative Services Agreement. Triad is a party to an administrative services agreement with CIC and New South under which CIC or New South provide Triad with certain management services. Under the administrative services agreement, Triad pays CIC and New South an annual fee based on the estimated cost of providing the services. During 2003, Triad incurred fees of $120,675 pursuant to the administrative services agreement.

     In accordance with the Nasdaq rules, these agreements are reviewed on an ongoing basis for conflicts of interest and have been approved by the Audit Committee.

---------------

(1) One-third of the restricted shares granted will be vested and exercisable on January 1, 2005, another third will be vested and exercisable on January 1, 2006, and on January 1, 2007, all of the restricted shares granted will be vested and exercisable. All restricted shares will become immediately vested and exercisable in the event of a change of control of the Company.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Index, the Nasdaq Financial Stocks Index and the Nasdaq Insurance Stocks Index for the period beginning December 31, 1993 and for each year end through December 31, 2003.

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------------------------------------------
                        1993    1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
--------------------------------------------------------------------------------------------------------------------------
 Triad Guaranty
   Inc...............  101.56   79.69   165.62   269.52   543.73   413.66   426.55   621.07   680.04   691.10   944.03
--------------------------------------------------------------------------------------------------------------------------
 NASDAQ Stock Market
   (U.S.)............   99.69   97.48   137.83   169.56   207.73   292.80   542.93   327.44   259.90   179.69   268.65
--------------------------------------------------------------------------------------------------------------------------
 NASDAQ Finance
   Stocks............   98.80   99.09   144.38   185.37   283.54   275.48   273.67   295.86   324.97   334.65   452.63
--------------------------------------------------------------------------------------------------------------------------
 NASDAQ Insurance
   Stocks............   94.72   89.16   126.65   144.37   211.84   188.74   145.52   183.83   197.02   198.57   245.41
--------------------------------------------------------------------------------------------------------------------------

     The graph assumes $100 invested on December 31, 1993 in the Company's Common Stock, the Nasdaq Stock Market (U.S.) Index, the Nasdaq Financial Stocks Index and the Nasdaq Insurance Stocks Index. The Nasdaq indices were prepared for Nasdaq by the Center for Research in Security Prices at the University of Chicago.

     The foregoing table shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

                         REPORT OF THE AUDIT COMMITTEE

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2003. The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which is attached as Appendix "1" to this Proxy Statement. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

     The following report of the Audit Committee does not constitute "soliciting material" and should not be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference in any of those filings.

FINANCIAL STATEMENTS

     The Audit Committee has reviewed and discussed the Company's audited financial statements, internal controls and the overall quality of the Company's financial reporting with management and with Ernst & Young LLP, the Company's independent auditors. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement of Auditing Standards No. 61 which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

     The Audit Committee has also received written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, which relates to the auditors' independence from the Company and its related entities, and has discussed with Ernst & Young LLP its independence from the Company.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

SELECTION OF INDEPENDENT AUDITORS

     The Audit Committee expects to meet prior to the annual meeting to select the Company's independent auditors for fiscal year 2004.
                                       AUDIT COMMITTEE
                                       Richard S. Swanson, Chairman
                                       Glenn T. Austin, Jr.
                                       David W. Whitehurst

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's consolidated financial statements for the year ended December 31, 2003 were audited by Ernst & Young LLP ("E&Y"), independent auditors. Representatives of E&Y are expected to attend the annual meeting to respond to appropriate questions and to make an appropriate statement if they desire to do so.

AUDIT FEES

     The aggregate fees, including expenses reimbursed, billed by E&Y for professional services rendered for the audit of the consolidated financial statements of the Company and its subsidiaries for the reviews of the Company's quarterly financial statements were $216,500 in fiscal year 2003 and $177,800 in fiscal year 2002.

AUDIT RELATED SERVICES

     The aggregate fees, including expenses reimbursed, billed by E&Y for services related to the audit or review of the Company's financial statements were $21,250 in fiscal year 2003 and $45,190 in fiscal year 2002. These services included an actuarial certification and an audit of the Company's 401(k) plan.

TAX FEES

     The aggregate fees, including expenses reimbursed, billed by E&Y for tax compliance, tax advice and tax planning services were $24,755 in fiscal year 2003 and $28,814 in fiscal year 2002. These services included preparation of the Company's consolidated federal and state tax returns and preparation of the Company's 5500 filing.

ALL OTHER FEES

     The aggregate fees, including expenses reimbursed, billed by E&Y for services rendered to the Company and its subsidiaries, other than the services described above, were $1,905 for fiscal year 2003 and $7,743 for fiscal year 2002. These fees were for a subscription to E&Y's online accounting and reporting database.

     The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services as provided for in the Sarbanes-Oxley Act and the rules and regulations of the Securities and Exchange Commission. The Audit Committee may form and delegate authority to subcommittees, consisting of one or more members, to grant pre-approvals of permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. In fiscal year 2003, all non-audit services were approved by the Audit Committee.

                         COMMUNICATIONS WITH DIRECTORS

     The Board of Directors of the Company believes that it is important for stockholders to have a means of communicating with the Board. Accordingly, stockholders desiring to send a communication to the Board of Directors, or to a specific director, may do so by delivering a letter to the Secretary of the Company at Triad Guaranty Inc., 101 South Stratford Road, Suite 500, Winston-Salem, North Carolina 27104. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "stockholder-board communication" or "stockholder-director communication," as applicable. All such letters must identify the author as a stockholder and clearly state whether the intended recipients of the letter are all members of the Board of Directors or certain specified individual directors. The Secretary will open such communications and make copies, and then circulate them to the appropriate director or directors.

     The Company strongly encourages all directors to attend the annual meetings of stockholders. All of the directors were in attendance at the 2003 Annual Meeting of Stockholders.

                                 CODE OF ETHICS

     The Board of Directors has adopted a Code of Ethics for the Company's principal executive and senior financial officers which is available at the Company's website at: http://www.triadguaranty.com. This Code supplements the Company's Code of Conduct applicable to all employees and directors and is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters.

                 STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Stockholders intending to present a proposal for consideration at the Company's next annual meeting may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's Certificate of Incorporation. To be eligible for inclusion in the Company's proxy statement, stockholder proposals must be received by the Company no later than December 9, 2004. Notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely if received by the Company after February 22, 2005, and the proxies named in the accompanying form of proxy may exercise discretionary voting power with respect to any such proposal as to which the Company does not receive a timely notice.

                                 OTHER MATTERS

     The Company is not aware of any matters, other than those referred to herein, which will be presented at the meeting. If any other appropriate business should properly be presented at the meeting, the proxies named in the accompanying form of proxy will vote the proxies in accordance with their best judgment.

                            EXPENSES OF SOLICITATION

     All expenses incident to the solicitation of proxies by the Company will be paid by the Company. In addition to solicitation by mail, arrangements have been made with brokerage houses and other custodians, nominees, and fiduciaries to send the proxy material to their principals, and the Company will reimburse them for their reasonable out-of-pocket expenses in doing so. Proxies may also be solicited personally or by telephone or telegraph by employees of the Company.

Winston-Salem, North Carolina
April 8, 2004

                                                                      APPENDIX 1

                                                          Revised March 30, 2004

                              TRIAD GUARANTY INC.

                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     This charter governs the operations of the audit committee. The committee shall review and reassess the adequacy of the charter at least annually.

     The committee shall be appointed by the board of directors and shall consist of at least three directors, each of whom shall have been determined by the board to be "independent" under the rules of the NASDAQ Stock Market (the "NASDAQ Rules"), the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and Rule 10A-3 under the Securities Exchange Act of 1934, as amended ("Rule 10A-3"). In addition, the board shall determine that each committee member has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years, and that each committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. The board shall also determine that the audit committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     Notwithstanding the foregoing, one director who satisfies the independence requirements under Rule 10A-3 and is not a current officer or employee of the Company or a family member of such officer or employer, but who is not independent under the NASDAQ Rules, may nevertheless be appointed to the committee if the board of directors determines that such appointment is in the best interests of the Company and its stockholders. A member appointed under this exception may not serve longer than two years and may not chair the audit committee.

     The board shall determine whether at least one committee member is an "audit committee financial expert" as defined by the Securities and Exchange Commission (the "SEC"). If the board determines that no member qualifies as an audit committee financial expert, the board shall disclose in the Company's proxy statement its reasons for not having a member who qualifies as such.

STATEMENT OF POLICY

     The audit committee, in its capacity as a committee of the board of directors, shall provide independent review and oversight with respect to:

     - the Company's financial statements and the financial reporting processes;

     - the Company's systems of internal accounting and financial controls;

     - the annual independent audit of the Company's financial statements; and

     - legal compliance and ethics programs as may be established by Company management and the board.

     In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, the independent auditors and management of the Company. In discharging its oversight role, the
                                       1-1
committee shall have full access to all books, records, facilities, and personnel of the Company and the authority to retain independent counsel and other advisers, as it determines necessary, in order to fully and properly discharge its responsibilities.

     The Company shall provide for appropriate funding for payment of:

     - Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

     - Compensation to any advisors employed by the audit committee pursuant to Rule 10A-3(b)(4); and

     - Ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties

SCOPE OF RESPONSIBILITIES AND FUNCTIONS

     Management shall be responsible for preparing the Company's financial statements, and the independent auditors shall be responsible for auditing those financial statements and reviewing the Company's unaudited interim financial statements. The primary responsibility of the audit committee shall be to oversee the Company's financial reporting process and report the results of its activities to the board.

     The following shall be the principal functions of the audit committee in carrying out its oversight responsibilities. These are set forth as a guide, with the understanding that the committee may supplement them as it deems appropriate.

     - The committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditor (including resolution of any disagreement between management and the auditor regarding financial reporting). The Company's independent auditor shall report directly to the committee.

     - In connection with each audit, the committee shall obtain from the Company's auditor a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards board Standard 1. The committee shall actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and shall take or recommend that the full board take, appropriate action to oversee the independence of the outside auditor.

     - The committee shall pre-approve all auditing services and permitted non-audit services (as defined in the Sarbanes-Oxley Act), including the fees and terms thereof, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 202 of the Sarbanes-Oxley Act and the rules and regulations of the Securities and Exchange Commission. The committee may form and delegate authority to subcommittees, consisting of one or more members, to grant pre-approvals of permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to the full committee at its next scheduled meeting.

     - The committee shall also take reasonable steps to ensure that the auditors communicate the following items to the committee prior to the Company's filing of an audit report with the SEC:

      - critical accounting policies and practices;

      - all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including the ramifications of such use and the auditors' preferred treatment; and
                                       1-2

      - other material written communications provided to management, including but not limited to management representation letters, reports on internal controls, engagement letters and schedules of unadjusted differences.

     - The committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

     - The committee shall establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     - The committee shall discuss with the independent auditors the overall scope and plans for their audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the Company's internal accounting and financial controls, including the Company's system to monitor and manage business risk, and any legal and ethical compliance programs. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

     - The committee shall review and discuss with management and the independent auditors the Company's interim financial statements prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair or a designated subcommittee of the committee may represent the entire committee for purposes of this review.

     - The committee shall review and discuss with management and the independent auditors its recommendation regarding the inclusion of the annual audited financial statements in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K). The committee also shall discuss with the independent auditors the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                                       1-3

TRIAD GUARANTY INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

                                                         TRIAD GUARANTY INC.

                                                      101 SOUTH STRATFORD ROAD
                                                 WINSTON-SALEM, NORTH CAROLINA 27104

               Dear Stockholder:

               Your vote is important to us, and we encourage you to exercise your right to vote your shares of common stock. On behalf of the Board of Directors, we urge you to sign, date, and return the proxy card in the enclosed postage-paid envelope as soon as possible.

               We appreciate your confidence in us and your cooperation with this solicitation.

               Sincerely,

               Triad Guaranty Inc.



                                      DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

1.   Election of Directors.                                             --------------------------------------------------------
     NOMINEES: (01) Glenn T. Austin, Jr. (02) Robert T. David,                             TRIAD GUARANTY INC.
               (03) William T. Ratliff, III, (04) Michael A.F. Roberts, --------------------------------------------------------
               (05) Richard S. Swanson, (06) Darryl W. Thompson,
               (07) David W. Whitehurst
                                                                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
     Marking FOR indicates voting for all listed nominees or a          DIRECTORS.
     substitute therefor if any nominee is unable or, for good
     cause, refuses to serve. If you do not wish your shares            THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
     voted "For" a particular nominee, mark the "For all nominees       MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
     except" box and write the name(s) of the nominee(s) on the         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR
     line provided. Your shares will be voted for the remaining         PROPOSAL 1. THIS PROXY IS REVOCABLE AT ANY TIME.
     nominee(s).
                                                                        In their discretion, the Proxies are authorized to vote
                     FOR                      WITHHELD                  upon such other business as may properly come before the
                     ALL     [ ]        [ ]   FROM ALL                  meeting.
                   NOMINEES                   NOMINEES

     FOR ALL
     NOMINEES
      EXCEPT   [ ] _______________________________________

                                                                        Mark the box at the right if an address change has
                                                                        been noted on the reverse side of this card.         [ ]


                                                                        IMPORTANT: Please sign exactly as your name(s) appear(s)
                                                                        to the left. In the case of joint holders, all should
                                                                        sign. When signing as an attorney, executor,
                                                                        administrator, trustee, or guardian, please give full
                                                                        title as such. If a corporation, please sign in full
                                                                        corporate name by President or other authorized officer.
                                                                        If a partnership, please sign in partnership name by
                                                                        authorized person.




Signature: _____________________________ Date: ________________  Signature: _____________________________ Date: ________________

                                   DETACH HERE





                               TRIAD GUARANTY INC.

                            101 SOUTH STRATFORD ROAD
                       WINSTON-SALEM, NORTH CAROLINA 27104

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The holder(s) signing on the reverse side hereby appoint(s) William T. Ratliff, III and David W. Whitehurst, or either of them, as attorneys and proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Triad Guaranty Inc. (the "Company") held of record by such holder(s) on April 1, 2004 at the Annual Meeting of Stockholders to be held on May 20, 2004, or any adjournment thereof.



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         PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.
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HAS YOUR ADDRESS CHANGED?

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